                                                                    EXHIBIT 21
                                                                   PAGE 1 OF 3

UNION PLANTERS CORPORATION, Registrant,
a registered bank holding company
SUBSIDIARIES OF THE REGISTRANT


                                                                      STATE OR                  PERCENTAGE
                                                                    JURISDICTION                OF VOTING
                                                                    UNDER LAWS OF               SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                WHICH ORGANIZED                 OWNED
----------------------------------                                 ---------------              ------------
Union Planters Corporation (Registrant)                              Tennessee
Union Planters Holding Corporation (a)                               Tennessee                      100.00%
  Union Planters Bank, National Association (b)                      United States                  100.00%
      Leader Enterprises, Inc. (c) (g)                               Tennessee                      100.00%
      Leader Services, Inc. (c) (g)                                  Tennessee                      100.00%
      Leader Federal Mortgage, Inc. (c) (g)                          Tennessee                      100.00%
           ASMI, LLC (d)                                             Indiana                         50.00%
      Leader Leasing, Inc. (c)                                       Delaware                       100.00%
      Leader Funding Corporation III (c)                             Delaware                       100.00%
      PFIC Corporation (c)                                           Tennessee                      100.00%
           PFIC Securities Corporation (e)                           Tennessee                      100.00%
           PFIC Alabama Agency, Inc. (e)                             Alabama                        100.00%
           PFIC Georgia Agency, Inc. (e)                             Georgia                        100.00%
           PFIC Agency New Mexico, Inc. (e)                          New Mexico                     100.00%
           PFIC Corporation of Kentucky (e)                          Kentucky                       100.00%
           PFIC Agency, Inc. (e)                                     Illinois                       100.00%
           PFIC Arkansas Agency, Inc. (e)                            Arkansas                       100.00%
           PFIC Mississippi Agency, Inc. (e)                         Mississippi                    100.00%
           PFIC Michigan Agency, Inc. (e)                            Michigan                       100.00%
           PFIC Wisconsin Agency, Inc. (e)                           Wisconsin                      100.00%
           PFIC Louisiana Agency, Inc. (e)                           Louisiana                      100.00%
           PFIC Missouri Agency, Inc. (e)                            Missouri                       100.00%
           PFIC Virginia Agency, Inc. (e)                            Virginia                       100.00%
           PFIC Oregon Agency, Inc. (e)                              Oregon                         100.00%
           PFIC Ohio Agency, Inc. (e)                                Ohio                           100.00%
           PFIC Nevada Agency, Inc. (e)                              Nevada                         100.00%
           PFIC New York Agency, Inc. (e)                            New York                       100.00%
           PFIC Tennessee Agency, Inc. (e)                           Tennessee                      100.00%
           PFIC Arizona Agency, Inc. (e)                             Arizona                        100.00%
           Union Planters Insurance Agency, Inc. (e)                 Alabama                        100.00%
           Navigator Agency Incorporated (e)                         Texas                          100.00% indirectly
           PFIC Indiana Agency, Inc. (e)                             Indiana                        100.00%
           PFIC Florida Agency, Inc. (e)                             Florida                        100.00%
           PFIC Pennsylvania Agency, Inc. (e)                        Pennsylvania                   100.00%
           Mega Insurance Agency, Inc. (e) (g)                       Missouri                       100.00%
           Union Planters Insurance Agency, Inc. (e) (g)             Arkansas                       100.00%
           Union Planters Insurance Agency, Inc. (e)                 Tennessee                      100.00%
           Union Planters Insurance Agency of Florida, Inc. (e)      Florida                        100.00%
           MGI Group, Inc. (e)                                       Missouri                       100.00%
             Magna Invest, Inc. (l)                                  Missouri                       100.00%
             Magna Insurance Agency, Inc. (l)                        Missouri                       100.00%
           Inbank Group, Inc. (e)                                    Missouri                       100.00%
             Inbank Invest, Inc. (m)                                 Missouri                       100.00%
             Inbank Insurance Agency (m)                             Missouri                       100.00%


                                                                    EXHIBIT 21
                                                                   PAGE 2 OF 3

UNION PLANTERS CORPORATION, Registrant,
a registered bank holding company
SUBSIDIARIES OF THE REGISTRANT


                                                                      STATE OR                  PERCENTAGE
                                                                    JURISDICTION                OF VOTING
                                                                    UNDER LAWS OF               SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                WHICH ORGANIZED                OWNED
----------------------------------                                 ---------------              ------------
         Union Planters Insurance Agency, Inc. (e)                   Mississippi                    100.00%
         Magna Insurance Company (e)                                 Mississippi                    100.00%
         PFIC Iowa Agency, Inc. (e)                                  Iowa                           100.00%
         Union Planters Insurance Agency of Iowa, Inc. (e)           Iowa                           100.00%
    Union Planters Mortgage Finance Corporation (c)                  Delaware                       100.00%
    Colonial Loan Association (c)                                    Tennessee                      100.00%
    Union Planters PMAC, Inc. (c)                                    Mississippi                    100.00%
    Magna Financial Services, Inc. (c)                               Mississippi                    100.00%
    Capital Equity Corporation (c)                                   Louisiana                      100.00%
    First Savings Financial Corporation (c)                          Missouri                       100.00%
    Millcreek Development Partnership, LP (c)                        Tennessee                       49.50%
    Capital Savings Financial Services, Inc. (c)                     Missouri                       100.00%
    Cap Holdings, Inc. (c) (g)                                       Florida                        100.00%
    Union Planters Realty, Inc. (c)                                  Florida                        100.00%
    Colonial Apartments LTD (c)                                      Florida                         98.00%
    Interdevco, Inc. (c)                                             Florida                        100.00%
    Capital Factors Holding, Inc. (c)                                Florida                        100.00%
         Capital Factors, Inc. (i)                                   Florida                        100.00%
              CF Funding Corp. (j)                                   Delaware                       100.00%
              Capital Tempfunds, Inc. (j)                            North Carolina                 100.00%
         CF One, Inc. (i)                                            Delaware                       100.00%
         CF Investor Corp. (i)                                       Delaware                       100.00%
              CF Two, LLC (k)                                        Delaware                       100.00%
    Network Financial Corp. (c)                                      Florida                        100.00%
      TFB Properties, Inc. (q)                                       Florida                        100.00%
    Ready Holdings, Inc. (c)                                         Florida                        100.00%
    Magna Data Services, Inc. (c)                                    Missouri                       100.00%
    MGR, Inc. (c)                                                    Missouri                       100.00%
    Quartre Corp. (c)                                                Missouri                       100.00%
    UPB Investments, Inc. (c)                                        Tennessee                      100.00%
         MICB, Inc. (n)                                              Missouri                       100.00%
           MGR Real Estate (o)                                       Missouri                       100.00%
Funds Management Group, Inc. (b)                                     Texas                           80.00%
Alvin State Bank (b)                                                 Texas                          100.00%
First National Bank of Wetumpka (b)                                  United States                  100.00%
Union Planters Bank of Kentucky, NA (b)                              United States                  100.00%
PFC Properties, Inc. (b) (g)                                         Tennessee                      100.00%
Peoples First Acquisition Corp. (b)                                  Kentucky                       100.00%
Bank of LaPlace of St. John the Baptist Parish (b)                   Louisiana                      100.00%
First National Bank & Trust Company (b)                              United States                  100.00%
First Bank of East Tennessee, NA (b)                                 United States                  100.00%
First State Bank (b)                                                 Tennessee                      100.00%
    First Properties, Inc. (g) (r)                                   Tennessee                      100.00%
    First Insurance, Inc. (g) (r)                                    Tennessee                      100.00%


                                                                    EXHIBIT 21
                                                                   PAGE 3 OF 3

UNION PLANTERS CORPORATION, Registrant,
a registered bank holding company
SUBSIDIARIES OF THE REGISTRANT



                                                                      STATE OR                    PERCENTAGE
                                                                    JURISDICTION                  OF VOTING
                                                                    UNDER LAWS OF                 SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                WHICH ORGANIZED                  OWNED
----------------------------------                                 ---------------                ------------
  Charter Bank, S.B. (b)                                             Missouri                       100.00%
      Sparta First Service Corp. (p)                                 Missouri                       100.00%
  Landmark TCI, LTD (b) (g)                                          British Virgin Islands         100.00%
  Carboro, LTD (b) (g)                                               British Virgin Islands         100.00%
Franklin Financial Group, Inc. (a)                                   Tennessee                      100.00%
      Union Planters Bank of the Lakeway Area (f)                    Tennessee                      100.00%
Union Planters Bank of Northwest TN FSB (a)                          United States                  100.00%
Union Planters Investment Bankers Corporation (a) (g)                Tennessee                      100.00%
      Union Planters Investment Bankers Group, Inc. (g) (h)          Tennessee                      100.00%
      UMIC, Inc. (g) (h)                                             Tennessee                      100.00%
      UMIC Securities Corporation (g) (h)                            Tennessee                      100.00%
Southwestern Investment Company (a) (g)                              Tennessee                      100.00%
Tennessee Equity Mortgage Corporation (a) (g)                        Tennessee                      100.00%
Guardian Realty Company (a) (g)                                      Alabama                        100.00%
Union Planters Capital Trust A (a)                                   Delaware                       100.00%
  AmBank Indiana, NA (b)                                             United States                  100.00%
  AmBank Illinois, NA (b)                                            United States                  100.00%
  American National Realty Corporation (b)                           Indiana                        100.00%
  Bank of Cumberland (b)                                             Kentucky                       100.00%
  First & Farmers Bank of Somerset, Inc. (b)                         Kentucky                       100.00%
  First Mutual Bank, S.B. (b)                                        United States                  100.00%
      First Mutual Corporation (s)                                   Illinois                       100.00%


(a)      Subsidiary of Union Planters Corporation
(b)      Subsidiary of Union Planters Holding Corporation
(c)      Subsidiary of Union Planters Bank, National Association
(d)      Subsidiary of Leader Federal Mortgage, Inc.
(e)      Subsidiary of PFIC Corporation
(f)      Subsidiary of Franklin Financial Group
(g)      Inactive Subsidiary
(h)      Subsidiary of Union Planters Investment Bankers Corporation
(i)      Subsidiary of Capital Factors Holding, Inc.
(j)      Subsidiary of Capital Factors, Inc.
(k)      Subsidiary of CF Investor Corp.
(l)      Subsidiary of MGI Group, Inc.
(m)      Subsidiary of Inbank Group, Inc.
(n)      Subsidiary of UPB Investments, Inc.
(o)      Subsidiary of MICB, Inc.
(p)      Subsidiary of Charter Bank
(q)      Subsidiary of Network Financial Corporation
(r)      Subsidiary of First State Bank
(s)      Subsidiary of First Mutual Bank, S.B.